UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  January 25, 2019

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-36518	NEXTERA ENERGY PARTNERS, LP	30-0818558
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Delaware

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)	On January 25, 2019, Armando Pimentel, Jr., President of NextEra Energy Partners, LP (NEP) as well as a director of NEP, advised NEP that he will retire from both positions on March 1, 2019.

On January 25, 2019, John W. Ketchum, age 48, was appointed President of NEP effective March 1, 2019. In connection with this appointment and effective the same date, Mr. Ketchum will cease to serve as Chief Financial Officer of NEP. In such capacity, Mr. Ketchum served as NEP's principal financial officer since August 2017. Mr. Ketchum also has served as a director of NEP since August 2017 and served as Chief Financial Officer and a director of NextEra Energy Partners GP, Inc., the general partner of NEP, from March 2016 to August 2017. Since March 2016, Mr. Ketchum has also served as Executive Vice President, Finance and Chief Financial Officer of NextEra Energy, Inc. (NEE) and Florida Power & Light Company. Previously, Mr. Ketchum served as NEE’s Senior Vice President, Finance from February 2015 to March 2016, and Senior Vice President, Business Management and Finance of NextEra Energy Resources, LLC (NEER), a wholly owned subsidiary of NEE, from December 2013 to February 2015.

Also on January 25, 2019, Terrell Kirk Crews, II was appointed Vice President, Business Management of NEER effective March 1, 2019. In connection with this appointment and effective the same date, Mr. Crews will cease to serve as Controller and Chief Accounting Officer of NEP. In those positions, Mr. Crews served as the principal accounting officer of NEP since August 2017.

As reported in more detail in paragraph (c) of this Item 5.02, effective March 1, 2019, Rebecca Kujawa was appointed to succeed Mr. Ketchum as Chief Financial Officer of NEP and James May was appointed to succeed Mr. Crews as Controller and Chief Accounting Officer of NEP.

(c)
On January 25, 2019, Rebecca Kujawa was appointed Chief Financial Officer of NEP effective March 1, 2019. In such capacity, Ms. Kujawa will serve as NEP’s principal financial officer. In addition, on January 25, 2019, Ms. Kujawa was appointed as a director of NEP effective March 1, 2019. Ms. Kujawa, age 43, has served as Vice President, Business Management of NEER since March 2012. Ms. Kujawa is an employee of NEE and, as such, will not receive any compensation from NEP for her service on the Board of Directors of NEP.

Also on January 25, 2019, James May was appointed Controller and Chief Accounting Officer of NEP effective March 1, 2019. Mr. May, age 42, will serve as NEP's principal accounting officer. Mr. May has served as Controller of NEER since April 2015 and was Director of Accounting of NEER from June 2013 to April 2015.

As of the date of this report, no information has been determined with respect to any material plan, contract or arrangement, or any material amendment thereto, or any grant or award thereunder to which Mr. May or Ms. Kujawa may become a party, in which they may participate, or which they may receive in connection with their appointments.

(d)	With respect to the appointment of Ms. Kujawa as a director of NEP, reference is made to Item 5.02(c) hereof which is incorporated by reference in this Item 5.02(d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 28, 2019

NEXTERA ENERGY PARTNERS, LP
(Registrant)

TERRELL KIRK CREWS, II
Terrell Kirk Crews, II Controller and Chief Accounting Officer

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